                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated October 20, 2000, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Chorum Technologies Inc. for the registration of shares of its common stock.



                                       /s/ ERNST & YOUNG LLP


Dallas, Texas
October 27, 2000